Exhibit 10.61

Third Amendment to

EMPLOYMENT AGREEMENT

This Third Amendment (“Amendment”) to the Employment Agreement by and between Natural Alternatives International, Inc., a Delaware corporation (“Company”), and Michael E. Fortin (“Employee”), dated effective as of October 1, 2015, and previously amended on September 1, 2016 and September 20, 2018, (“Agreement”), is made and entered into effective as of July 1, 2019. Unless otherwise defined herein, capitalized terms shall have the meanings given them in the Agreement.

1.	Pursuant to Section 4(a) of the Agreement, Employee’s base salary is hereby increased to Two Hundred Fifty Thousand dollars ($250,000) per year commencing July 1, 2019.

2.	Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

 IN WITNESS WHEREOF, the undersigned have executed this Amendment on July 9, 2019.

EMPLOYEE

/s/ Michael E. Fortin

Michael E. Fortin

COMPANY

Natural Alternatives International, Inc.,

a Delaware corporation

/s/ Kenneth E. Wolf

Kenneth E. Wolf, President